Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Bolt Projects Holding, Inc. (the “Company”) for the quarterly period ended March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Widmaier, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2025	By:	/s/ Daniel Widmaier
Daniel Widmaier
Chief Executive Officer
(Principal Executive Officer)